UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2011

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 28 and March 1, 2011, Brian Bird, vice president, chief financial officer and treasurer, and Dan Rausch, director – investor relations, of NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”), will be in San Francisco presenting certain information concerning the Company in a slide presentation to certain investors and analysts. During the presentation, the Company will be reaffirming its 2011 earnings guidance of $2.25 to $2.40 per share.

A copy of the slide presentation is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in the slide presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the slide presentation shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Slide presentation dated February 28 – March 1, 2011

* filed herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: February 28, 2011

3

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Slide presentation dated February 28 – March 1, 2011

* filed herewith

4